Exhibit 10.2 RATIFICATION AGREEMENT RATIFICATION AGREEMENT dated as of March 24, 2023 (as amended, supplemented or oth- erwise modified from time to time, this “Ratification Agreement”), among Integra LifeSciences Holdings Corporation, a Delaware corporation (the “Borrower”), the subsidiaries identified on the signature pages hereto (together with the Borrower, the “Reaffirming Parties”) and Bank of America, N.A., as adminis- trative agent and collateral agent under the Credit Agreement referred to below (in such capacity, includ- ing any successor thereto, the “Administrative Agent”). Terms defined in the Credit Agreement (as de- fined below) and not otherwise defined herein have, as used herein, the respective meanings provided for therein. WHEREAS, the Borrower, the lenders party thereto and Bank of America, N.A., as administra- tive agent and collateral agent, are parties to a certain Sixth Amended and Restated Credit Agreement, dated as of February 3, 2020 (as amended by Amendment No. 1, dated as of July 14, 2020 and as further amended, supplemented or modified from time to time prior to the date hereof, the “Existing Credit Agreement”); WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent have entered into the Seventh Amended and Restated Credit Agreement dated as of the date hereof (as amended, sup- plemented or otherwise modified from time to time, the “Credit Agreement”), which amends and restates the Existing Credit Agreement in its entirety; WHEREAS, each of the Reaffirming Parties is a party to one or more of the Loan Documents; WHEREAS, each of the Lenders has agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement and the obligations of each of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Ratification Agree- ment; and WHEREAS, each of the Loan Parties will derive substantial benefits from the extension of such credit to the Borrower and is willing to execute and deliver this Ratification Agreement in order to induce the Lenders to extend such credit. NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consid- eration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I Reaffirmation SECTION 1.01. Reaffirmation. (a) Each of the Reaffirming Parties (i) hereby acknowledges receipt of a copy of the Credit Agreement and consents to the Credit Agreement and the transactions contemplated thereby (including the Transactions) (ii) without limiting its obligations under, or the provisions of, the Subsidiary Guaranty, hereby confirms its respective guarantees, as applicable, under the Subsidiary Guaranty, (iii) without lim- iting its obligations under, or the provisions of, the Security Agreement or the Pledge Agreement, hereby confirms its respective assignments, pledges and grants of security interests, as applicable, under the Se- curity Agreement, the Pledge Agreement and each of the other Loan Documents to which it is party, (iv) without limiting its obligations under, or the provisions of, any Loan Document, hereby confirms that the obligations of the Borrower under the Credit Agreement are entitled to the benefits of the guarantees and

2 the security interests set forth or created in the Guarantee Agreement, the Security Agreement, the Pledge Agreement and the other Loan Documents and constitute “Obligations,” “Guaranteed Obligations,” “Se- cured Obligations” or other similar terms, as applicable, for purposes thereof, (v) hereby agrees that, not- withstanding the effectiveness of the Credit Agreement and the Transactions, such guarantees, and pledg- es and grants of security interests, as applicable, shall continue to be in full force and effect and shall con- tinue to apply to the Credit Agreement and to continue to inure to the benefit of the Lenders and the other Secured Parties, (vi) hereby ratifies and confirms its prior grant of Liens pursuant to the Loan Documents and that all Liens granted, conveyed, or assigned to the Administrative Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect after giving effect to the Credit Agreement, are not released or reduced, and continue to secure full payment and performance of the obli- gations under the Credit Agreement and (vii) agrees that the Subsidiary Guaranty, the Security Agree- ment, the Pledge Agreement and the other Loan Documents to which it is a party are and shall continue to be in full force and effect, are hereby in all respects ratified and confirmed and that the terms and condi- tions thereof shall remain unchanged except as contemplated by this Agreement (such consents, confirma- tions and agreements, collectively, the “Reaffirmation”). (b) Each of the Reaffirming Parties further agrees to take any action required and reasonably requested by the Administrative Agent to ensure compliance by the Borrower with the provisions of Sec- tion 6.12 of the Credit Agreement and hereby reaffirms its obligations under each similar provision of each Loan Document to which it is a party. SECTION 1.02. Credit Agreement. As of the Restatement Effective Date, unless the context ex- pressly requires otherwise, each reference to the Existing Credit Agreement or the defined terms in the Existing Credit Agreement in any Loan Document shall be deemed a reference to the Credit Agreement or such defined terms in the Credit Agreement, as applicable. ARTICLE II Representations and Warranties Each Reaffirming Party hereby represents and warrants to the Administrative Agent and each of the Lenders: SECTION 2.01. Authority; Enforceability. This Ratification Agreement has been duly author- ized, executed and delivered by it and constitutes its legal, valid and binding obligation of such Reaffirm- ing Party, enforceable against it in accordance with its terms, subject to equitable principles and Debtor Relief Laws. SECTION 2.02. Loan Documents. The representations and warranties made by it and set forth in the other Loan Documents that are qualified by materiality are true and correct, and the representations and warranties that are not so qualified are true and correct in all material respects, in each case on and as of the date hereof (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date). ARTICLE III Miscellaneous SECTION 3.01. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to any

3 Reaffirming Party shall be given to it in care of the Borrower as provided in Section 10.02 of the Credit Agreement. SECTION 3.02. Loan Document. This Ratification Agreement is a Loan Document executed pursuant to Section 4.01(a)(ii) of the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof. SECTION 3.03. Effectiveness; Counterparts. This Ratification Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Ratification Agree- ment and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Ratification Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. De- livery of an executed counterpart of a signature page of this Ratification Agreement by telecopy, .pdf or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Ratification Agreement. Any signature to this Ratification Agreement may be delivered by telecopy, .pdf, electronic mail or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method any counterpart so deliv- ered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. SECTION 3.04. No Novation. This Ratification Agreement shall not extinguish the Obligations or Secured Obligations or discharge or release the priority of any Loan Document or any other security therefor. Nothing herein shall be construed as a substitution or novation of the Obligations, Secured Ob- ligations or of any other obligations under any Loan Document, which shall remain in full force and ef- fect. Nothing herein shall constitute a novation of the Credit Agreement or of any other Loan Document. Nothing in or implied by this Ratification Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder. Each of the Credit Agreement and the other Loan Documents shall remain in full force and effect notwithstanding the execution and delivery of this Ratification Agreement. SECTION 3.05. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Tri- al. The governing law, submission to jurisdiction, waiver of venue, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated herein mutatis mutandis with all references to the “Agreement” therein being deemed references to this Ratification Agreement and all references to the “Borrower” therein being deemed references to the Reaf- firming Parties. SECTION 3.06. Severability. Any provision of this Ratification Agreement held to be invalid, il- legal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provisions with valid, legal and enforceable provisions the economic effect of which comes as close as reasonably possible to that of the invalid, ille- gal or unenforceable provisions.

4 SECTION 3.07. Headings. Article and Section headings used herein are for convenience of refer- ence only, are not part of this Ratification Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Ratification Agreement. SECTION 3.08. No Other Amendments; Confirmation. Except as expressly set forth herein, this Ratification Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or oth- erwise affect the rights and remedies of the Lenders, the Administrative Agent or the other Secured Par- ties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. [Signature pages follow]

[Signature Page to Ratification Agreement] IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Ratification Agreement as of the date first above written. INTEGRA LIFESCIENCES HOLDINGS CORPORATION, By: /s/ Mathieu Aussermeier Name: Mathieu Aussermeier Title: Vice President, Corporate Finance, Investor Relations and Treasurer

[Signature Page to Ratification Agreement] ACELL, INC., CONFLUENT SURGICAL, INC., ENDOSOLUTIONS, INC., INTEGRA LIFESCIENCES PRODUCTION CORPORATION, INTEGRA NEUROSCIENCES (INTERNATIONAL), INC., INTEGRA BURLINGTON MA, INC., INTEGRA YORK PA, INC., J. JAMNER SURGICAL INSTRUMENTS, INC. TEI BIOSCIENCES INC., TEI MEDICAL INC., SURGICAL INNOVATION ASSOCIATES, INC. By: /s/ Mathieu Aussermeier Name: Mathieu Aussermeier Title: Treasurer INTEGRA LIFESCIENCES SALES LLC By: Integra LifeSciences Corporation, its Sole Member By: /s/ Mathieu Aussermeier Name: Mathieu Aussermeier Title: Vice President, Corporate Finance, Investor Relations and Treasurer INTEGRA LIFESCIENCES CORPORATION By: /s/ Mathieu Aussermeier Name: Mathieu Aussermeier Title: Vice President, Corporate Finance, Investor Relations and Treasurer

[Signature Page to Ratification Agreement] ILS FINANCING CORPORATION, By: Timothy Swiss Name: Timothy Swiss Title: Assistant Treasurer Location: Delaware

[Signature Page to Ratification Agreement] Acknowledged and agreed: BANK OF AMERICA, N.A., as Administrative Agent, By: /s/ Kevin L. Ahart Name: Kevin A. Hart Title: Vice President